                                                                   EXHIBIT 10.12

                            CYBERSOURCE CORPORATION

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 21st day of October, 1998, by and among CyberSource Corporation, a Delaware corporation (formerly Internet Commerce Services Corporation, the "Company"), William S. McKiernan ("McKiernan") (solely with respect to Sections 1.1-1.17, 2.6, and 2.7 hereof) and the Company A Holders, Company B Holders, Company C Holders, Company D Holders and Company E Holders, each as defined below.

                                    RECITALS

     WHEREAS, the Company and CyberSource Corporation, a California corporation ("CyberSource"), are parties to that certain Conveyance Agreement (the "Conveyance Agreement") dated December 31, 1997;

     WHEREAS, in consideration of the transfer of the Assets (as defined in the Conveyance Agreement) of CyberSource to the Company, the Company agreed to (x) assume, perform and fully discharge all of the Liabilities (as defined in the Conveyance Agreement) of CyberSource, and (y) issue (the "Initial Company Stock Issuance") to (i) the holders of the Series A Preferred Stock of CyberSource ("CyberSource A Holders"), 1,985,520 shares of the Series A Preferred Stock of the Company ("Company Series A," and each holder thereof, a "Company A Holder"),
(ii) the holders of the Series B Preferred Stock of CyberSource ("CyberSource B Holders"), 2,037,038 shares of Series B Preferred Stock of the Company ("Company Series B," and each holder thereof, a "Company B Holder"), (iii) the holders of the Series C Preferred Stock of CyberSource ("CyberSource C Holders," collectively with the CyberSource A Holders and CyberSource B Holders, the "CyberSource Preferred Holders", and each a "CyberSource Preferred Holder"), 3,000,000 shares of Series C Preferred Stock of the Company ("Company Series C," and each holder thereof, a "Company C Holder"), and to the holders of the CyberSource Common Stock ("CyberSource Common Holders"), 9,070,000 shares of the common stock of the Company ("Common Stock" and each holder thereof, a "Company Common Holder"), with each such issuance to be on a same percentage basis with respect to each stockholder's stockholdings in CyberSource and with the same preferential characteristics for the Company's preferred stockholders as those which existed for the CyberSource stockholders;

     WHEREAS, in connection with its entry into the Conveyance Agreement and the Initial Company Stock Issuance, the Company agreed to provide (in addition to the preferential characteristics set forth in the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate")) to the Company A Holders, Company B Holders and Company C Holders (collectively, with the Company D Holders and Company E Holders as defined below, the "Company Preferred Holders") certain stockholders' rights commensurate with stockholders' rights of the CyberSource Preferred Holders;

     WHEREAS, in connection with the closing of that certain Series D Preferred Stock Purchase Agreement dated as of March 18, 1998, the Company issued 1,851,850 shares of Series D Preferred Stock (the "Company Series D") to various purchasers (each a "Company D Holder");

     WHEREAS, in connection with (i) the closing of that certain Series E Preferred Stock Purchase Agreement (or Agreements, as described therein) contemporaneously with the execution of this Agreement, the Company will issue up to approximately 11,049,724 shares of Series E Preferred Stock to various purchasers (the "Purchasers"), and (ii) the entering into certain strategic alliance agreements, the Company will issue warrants to purchase Series E Preferred Stock (such shares described in (i) and (ii), the "Company Series E") to certain of the Purchasers (collectively, with the Purchasers, the "Company E Holders," and each, a "Company E Holder") and the Company and all Company Preferred Holders desire to memorialize certain rights of the Company Preferred Holders as set forth herein; and

     WHEREAS, this Agreement sets forth the agreement between the Company and the Company Preferred Holders with respect to the stockholder's rights to be granted to the Company Preferred Holders by the Company.

                                   AGREEMENT

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the Company and Company Preferred Holders covenant and agree as follows:

     1.  Registration Rights.  The Company covenants and agrees as follows:
         -------------------

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (b) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Company Series A, Company Series B, Company Series C, Company Series D and Company Series E (including all shares of Company Series E issued after the date hereof) (collectively, the "Company Preferred Shares"), (ii) all Common Stock owned by McKiernan (or transferred by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons) (the "McKiernan Common Stock"),
     (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a stock split, a dividend or other distribution with respect to, or in exchange for or in replacement of, such Company Preferred Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his registration rights are not assigned, and (iv) all shares of Common Stock which the Company Preferred Holders and their permitted assignees may hereafter purchase (or shares of Common Stock issuable upon exercise or conversion of securities hereafter purchased) pursuant to their rights of first refusal or otherwise.

               (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to the exercisable or convertible securities which are exercisable or convertible into, Registrable Securities.

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof.

               (e) The term "Securities Act" means the Securities Act of 1933, as amended.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive (i) at any time following the first to occur of December 31, 2001 or the date that is six (6) months after the date of consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act (a "Qualifying IPO") a written request from Holders holding at least fifty percent (50%) of the Registrable Securities then outstanding (the "First Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration in an underwritten public offering of the sale of Registrable Securities then outstanding having an anticipated aggregate offering price, net of underwriting discounts and commissions, equal to or more than $5,000,000 (the "Initial Demand Registration"); or (ii) at any time after the consummation of the Initial Demand Registration, a written request from Holders holding at least twenty five percent (25%) of the Registrable Securities then outstanding (the "Second Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration in an underwritten public offering of the sale of at least 25% of the Registrable Securities then outstanding having an anticipated aggregate offering price, net of underwriting discounts and commissions, equal to or more than $1,000,000 (the "Second Demand Registration"); or (iii) at any time after the consummation of the Second Demand Registration a written request from Holders holding at least fifty percent (50%) of the Registrable Securities then outstanding (the "Third Initiating Holders" collectively with the First Initiating Holders and the Second Initiating Holders, the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration in an underwritten public offering of the sale of at least 50% of the Registrable Securities then outstanding having an anticipated aggregate offering price, net of underwriting discounts and commissions, equal to or more than $1,000,000, then the Company shall, within twenty-one (21) days of the receipt thereof, give written notice of such request to all Holders, and shall, subject to the limitations of subsection 1.2(b), file as soon as practicable a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

               (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.2:

                    (i) in any particular jurisdiction in which the Company
               would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or

                    (ii) if the Company shall have initiated three (3)
               registrations pursuant to this Section 1.2 and the applicable registration statement has been declared effective by the SEC and remained effective until the earlier of (A) such time as all of the Registrable Securities included by the Holders in such registration have been sold or disposed of by them or (B) the expiration of the period described in Section 1.4(a). In addition, a request for registration shall not be deemed to constitute a registration for purposes of this subparagraph if:
               (I) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by the Holders requesting such registration; (II) the Company voluntarily takes any action that would result in the Holder not being able to sell such Registrable Securities covered thereby during the period during which the registration statement must be kept effective; or (III) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and such order, injunction or requirement is not promptly withdrawn or lifted, and such registration has not otherwise remained effective for the relevant period (including effective periods both before and after the order, injunction or requirement is made or imposed).

               (c) Subject to the foregoing paragraph 1.2(b), the Company shall file a registration statement as soon as possible after receipt of the request or requests of the Initiating Holders under this Section 1.2; provided, however, that if the Company shall furnish to such Initiating Holders within sixty (60) days of receipt of such request a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (as evidenced by a board resolution) it would be significantly detrimental to the Company and its stockholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing to a date not later than one hundred twenty (120) days after receipt of such request, provided that the Company will not exercise this right more than once in any twelve-month period.

               (d) The underwriting shall be managed by an underwriter or underwriters of national reputation selected by the Initiating Holders, which selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. The right of any Holder to registration pursuant to Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected as above provided. Notwithstanding any other provision of this Section 1.2, if the underwriters advise the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten and that the total amount of securities that all Holders (initiating and non-initiating) request pursuant to this Section 1.2(d) to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall so advise all Holders and all of the shares to be included in the registration shall be allocated among all Holders requesting inclusion (initiating and non-initiating) pro rata according to the total amount of securities entitled to be included in such registration owned by each Holder requesting inclusion (initiating or non-initiating) or in such other proportions as shall be mutually agreed by such selling stockholders; provided, however, that in the event of such an allocation McKiernan may not include more than twenty percent (20%) of the shares to be included in such registration statement by all selling stockholders (but in no event greater than McKiernan's pro-rata portion of such allocation) without the consent of the holders of the majority of the shares requesting inclusion in the registration. For the purposes of this Section 1.2(d) and
     Section 1.8 of this Agreement, the language in such sections referring to McKiernan's right to participate as a selling stockholder at the twenty percent (20%) level means that all Common Stock owned by McKiernan (or transferred by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons) (the "McKiernan Shares") included in such a registration, whether held by McKiernan or a transferee of McKiernan, shall be counted against such twenty percent (20%) limit. In addition, the language in Section 1.2(d) and Section 1.8 referring to the ability of the holders of a majority of the shares requesting inclusion in a registration to waive such twenty percent (20%) limit means that only the holders of a majority of such shares, calculated without regard to any McKiernan Shares, may effect such a waiver.

     If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling stockholders.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
at any time after the date hereof the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders of Registrable Securities except a registration in which the Holders have the right to include Registrable Securities under Section 1.2) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration relating to shares to be issued in connection with the acquisition of another company, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder of Registrable Securities given within twenty (20) days after the effectiveness of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder of Registrable Securities has requested to be registered.

          1.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (but in no event later than one hundred twenty (120) days after the initial request for registration), and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days, plus a period equal to any period during which the Holders are prohibited from making sales because of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court or a period during which the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or misleading in any material respect until a curative amendment or supplement is filed and furnished to the Holders; provided, however, that
                                                       --------  -------
     before filing a registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the Holders of the Registrable Securities covered by such registration and, the underwriters, and any attorney, accountant or other agent retained by the Holders of Registrable Securities covered by such registration statement or underwriters copies of all such documents proposed to be filed, which documents will be subject to the review and timely comment of such Holders, such counsel and underwriters, if any, and the Company will not file any registration statement or any amendment thereto or any prospectus or any supplement thereto filed in connection with a registration pursuant to Section 1.2 (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably and timely object.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders of Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

               (e) Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          1.5  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 that the selling Holders of Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

          1.6  Expenses of Demand Registration.  All expenses other than
               -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $35,000) of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders (initiating and non-initiating) holding a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of at least 66-2/3% of the Registrable Securities agree to forfeit their right to initiate one demand registration pursuant to Section 1.2. (provided that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any such expenses and shall retain their rights pursuant to Section 1.2).

          1.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel (not to exceed $35,000) for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 1.3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in an offering (other than a registration effected pursuant to Section 1.2) exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). The underwriters, pursuant to the preceding sentence, may completely exclude the Holder's Registrable Securities from such underwriting if no other selling stockholders' securities are so included.

If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling stockholders.

For purposes of the immediately preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10  Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless: (i) each Holder, the officers, directors, agents, partners and legal counsel of each Holder of Registrable Securities, and
     (ii) each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the officers, directors, agents, partners and legal counsel of such control person, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, rule or regulation insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer, agent, director, partner, legal counsel, underwriter or controlling person of each Holder and each officer, director, agent, partner and legal counsel of each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it primarily arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, partner, director, agent, legal counsel or controlling person.

               (b) To the extent permitted by law, each selling Holder will, severally but not jointly, indemnity and hold harmless (i) the Company; each of its officers, directors, agents, partners and legal counsel; and
     (ii) each person, if any, who controls the Company within the meaning of the Securities Act and the officers, directors, agents, partners and legal counsel of such control person, and any other Holder selling securities in such registration statement or any of such other Holder's officers, directors, agents, partners, legal counsel or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any officer, director, agent, partner, legal counsel, or controlling person, or other such Holder or director, officer, legal counsel or controlling person of such other Holder may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions. in respect thereto) primarily arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any officer, director, agent, partner, legal counsel, controlling person, other Holder, or officer, director, agent,, partner, legal counsel or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided. however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld) and provided further
                                                            ----------------
     that in no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of underwriting discounts and commissions payable by such selling Holder) received by any such selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) Promptly after receipt by an indemnified party under this
     Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense if it so desires. Notwithstanding the foregoing, if the indemnified party and the indemnifying party have conflicting interests with respect to the action so that joint counsel for them would be inappropriate, (as determined by counsel to the indemnified party and counsel to the indemnifying party), then the indemnifying party shall pay reasonable fees and expenses of one counsel to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if it materially adversely effects the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10. No indemnifying party, in the defense of any such action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from liability in respect of such action.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party, then, except to the extent that contribution is not permitted under Section 11(f) of the Securities Act, each indemnifying party, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.10(d) were determined by pro rata allocation or by any other
                                             --------
     method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 1.10(d), no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such selling Holder from the sale of Registrable Securities exceeds the amount of any damages that such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. Notwithstanding anything to the contrary herein, no party shall be liable for contribution under this Section 1.10(d) except to the extent and under the circumstances as such party would have been liable to indemnify under
     Section 1.10(a) or Section 1.10(b), as the case may be, if such indemnification were enforceable under applicable law. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section 1.10 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

               (e) The obligations of the Company and Holders under this Section
     1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11  Reports Under Exchange Act.  With a view to making available to
                --------------------------
the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

          1.12.  Form S-3 Registration.  In case the Company shall receive
                 ---------------------
written request or requests from Holders owning a majority of the Registrable Securities then outstanding, that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after effectiveness of such written notice from the Company pursuant to Section 3.5 hereof; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 1. 12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than one hundred twenty
     (120) days after receipt of the request of the Holder or Holders under this
     Section 1.12; provided, however, that the Company shall not utilize this right more than once in any 12 month period; (iv) if the Company within the twelve month period preceding the date of such request, already has effected two registrations on Form S-3 for the Holders pursuant to this
     Section 1.12, or (v) if the Company has completed a Qualifying IPO within the preceding one hundred eighty (180) days, or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses, other than underwriting discounts and commissions, incurred in connection with requested pursuant to Section 1.12, including (without limitation) all other registration, filing, qualification, printer's and accounting fees shall be borne by the Company, including up to $35,000 of reasonable fees and disbursement for one counsel for the selling Holders.

          1.13  Assignment of Registration Rights.  The rights to cause the
                ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned by a Holder to a transferee or assignee who (i) is not a competitor of the Company and acquires at least fifty thousand (50,000) shares (as adjusted for stock splits, combinations, etc.) of Registrable Securities, (ii) is a Holder as defined hereunder, or (iii) is a partner or equity holder or an affiliate of a Holder (or a third party duly authorized to act on behalf of a Holder or its partners or equity holders), provided that such partner or equity holder or affiliate has appointed such Holder (or such duly authorized third party) as its lawful attorney-in-fact to receive notices, vote and otherwise make binding decisions under the terms of this Section 1; provided, in each case, the Company is, within thirty days of such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

          1.14  "Market Stand-Off" Agreement.  Each Holder of Registrable
                ----------------------------
Securities hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any securities of the Company (other than securities registered in the offering) during a reasonable and customary period of time (not to exceed one hundred twenty (120) days), as agreed to by the Company and the underwriters, following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

               (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

               (b) all officers and directors of the Company, holders of 5% or more of the Company's issued and outstanding capital stock and all other persons with registration rights (whether or not pursuant to this Agreement) similarly agree not to sell or transfer.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period.

          1.15  Amendment of Registration Rights.  Any provision of this Section
                --------------------------------
1 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          1.16  Rights that May be Granted to Subsequent Investors.
                --------------------------------------------------

               (a) Within the limitations prescribed by this paragraph (a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 1.3). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by Initiating Holders pursuant to Section 1.2, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Securities requested by Holders and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 1.8 (which limitations shall apply pro-rata to all Holders) and such rights shall be limited in all cases to sharing pro-rata in the available portion of the registration in question with Holders, such sharing to be based on the number of shares of Common Stock held by the respective Holders and held by such other investors, plus the number of shares of Common Stock into which other securities held by the Holders and such other investors are convertible, which are entitled to registration rights. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares which is available as specified in clauses (i) and (ii) of the third sentence of this paragraph (a). Shares not included in such underwriting shall not be registered.

               (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 1.2) unless (i) such rights are limited to shares of Common Stock,
     (ii) all Holders are given enforceable contractual rights to participate in registrations requested by such subsequent investors on a pro-rata basis with such subsequent investors such participation to be on a pro-rata basis, and subject to the limitations, described in the final three sentences of paragraph (a) of this Section 1.16, (iii) such rights shall not become effective prior to one hundred eighty (180) days after the effective date of the first registration pursuant to Section 1.2 and (iv) such rights shall not be more favorable than those granted to the Holders.

          1.17  Termination of Registration Rights.  The Company's obligations
                ----------------------------------
pursuant to this Section 1 shall terminate with respect to each Holder of Registrable Securities on the earlier to occur of (i) five years from the date of consummation a Qualifying IPO or (ii) such time as such Holder is eligible to sell all of its Registrable Securities pursuant to Rule 144 (other than pursuant to Rule 144(k)) under the Securities Act in a single three (3) month period provided that the Company has been continually subject to the reporting requirements of the Exchange Act for at least two years immediately prior to the time of such sale.

     2.  Covenants.
         ---------

          2.1  Delivery of Financial Statements.  The Company shall deliver to
               --------------------------------
each Company Preferred Holder for as long as such Company Preferred Holder (together with its affiliates) holds not less than 100,000 Preferred Shares (or Common Stock into which such

Preferred Shares have been converted), as adjusted for stock splits, stock dividends, reclassifications and similar events:

               (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a cash flow statement, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP") audited by independent public accountants of recognized national standing; and

               (b) within forty-five (45) days of the end of each quarter, a statement of operations, cash flow analysis and balance sheet for and as of the end of such quarter, in reasonable detail; such quarterly statements shall also compare actual performance to budget and to the prior year's comparable period.

          2.2  Inspections.  On a quarterly basis, the Company shall permit each
               -----------
Company Preferred Holder or its authorized representatives, at such Company Preferred Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its senior management at reasonable times as may be requested by the Company Preferred Holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3  Director Elected by Holders of Series C and Series D Preferred
               --------------------------------------------------------------
Stock.  The Company C Holders and the Company D Holders together shall consult
-----
with the Company with respect to any director elected from time to time by the Company C Holders and the Company D Holders and will make reasonable efforts to elect a director reasonably acceptable to the Company; provided that any Senior Officer of Global Retail Partners shall be acceptable to the Company.

          2.4  Termination of Covenants.  The covenants set forth in Section 2.1
               ------------------------
and 2.2 shall terminate and be of no further force or effect upon the consummation of a Qualifying IPO or the Company first becomes subject to the periodic reporting requirements of section 13(a) or 15(d) of the Exchange Act, whichever event shall first occur.

          2.5  Insurance.  The Company shall keep and maintain in full force and
               ---------
effect (i) fire and casualty insurance policies, with extended coverage, reasonably sufficient in amount to allow it to replace any of its properties that might be damaged or destroyed and (ii) general liability insurance in amounts customary for entities in similar business and at a similar stage of development.

          2.6  Co-Sale Rights.  McKiernan agrees that during the period ending
               --------------
on the consummation of a Qualifying IPO or immediately after the closing of the sale or merger of the Company (where the Company is not the surviving entity or where there otherwise is a change of control), he will not sell any shares of Common Stock of the Company owned by him (the "McKiernan Common Stock") without notifying the Company Preferred Holders twenty (20) or more days prior to the closing of such sale and permitting the Company Preferred Holders to participate (through the sale of shares of Common Stock) in such sale on a pro-rata basis. A Preferred Holders' pro-rata share shall be that number of shares of stock equal to the product obtained by multiplying the aggregate number of shares proposed to be sold in such transaction by a fraction, the numerator of which is the number of shares of Common Stock then owned by such Preferred Holder (on as as-converted basis), and the denominator of which is the total number of shares of Common Stock then owned by McKiernan and the Company Preferred Holders (on an as-converted basis). Each Company Preferred Holder must notify McKiernan in writing that such Company Preferred Holder will participate in such sale (and sell such Company Preferred Holder's shares of Common Stock in strict accordance with the terms and conditions of such sale as described in the notice) on or before ten (10) business days before the anticipated closing of such sale, or such Company Preferred Holder will have no right to participate in such sale. This Section 2.6 shall not pertain to any transfers by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons, or any bona fide gift by McKiernan to such persons; provided, however, any shares of McKiernan Common Stock transferred in a transaction described in this sentence shall continue to be subject to the same co-sale obligations set forth in this Section 2.6 as if McKiernan continued to own such shares.

          2.7  Rights of First Offer on Transfers by McKiernan.  McKiernan
               -----------------------------------------------
agrees that during the period ending on the consummation of a Qualifying IPO or immediately after the closing of the sale or merger of the Company (where the Company is not the surviving entity or where there otherwise is a change of control), he will not sell any shares of McKiernan Common Stock without notifying the Company Preferred Holders twenty (20) or more days prior to the closing of such sale and granting such Company Preferred Holders the right to purchase all (but not less than all) such McKiernan Common Stock. Each Company Preferred Holder may purchase his or its pro rata share of such McKiernan Common Stock on the same terms and conditions as McKiernan is offering such McKiernan Common Stock to other persons. A Preferred Holders' pro-rata share shall be that number of shares of stock equal to the product obtained by multiplying the aggregate number of shares proposed to be sold in such transaction by a fraction, the numerator of which is the number of shares of Common Stock then owned by such Preferred Holder (on as as-converted basis), and the denominator of which is the total number of shares of Common Stock then owned by the Company Preferred Holders (on an as-converted basis). Prior to any sale by McKiernan of any McKiernan Common Stock subject to this right of first offer, McKiernan shall notify the Company Preferred Holders, in writing, of his intention to sell such McKiernan Common Stock, setting forth the terms under which he proposes to make such sale. Within ten (10) days after receipt of such notice, each Company Preferred Holder shall notify McKiernan as to whether he or it desires to purchase any or all of his or its pro rata share of such McKiernan Common Stock for the price and on the general terms specified in the notice. In the event any Company Preferred Holder elects not to purchase his or its pro rata share of such McKiernan Common Stock, the remaining Company Preferred Holders shall have the right to purchase their pro rata share of such available shares on the terms described above. McKiernan shall promptly notify the remaining Company Preferred Holders of the shares available for purchase ("Remaining McKiernan Shares"). If, within ten (10) days after McKiernan gives his aforesaid notice, the Company Preferred Holders have not notified McKiernan that they desire to purchase the Remaining McKiernan Shares upon the terms and conditions set forth in such notice

(in the event such shares are over subscribed each Company Preferred Holder will be entitled to purchase on a pro-rata basis), McKiernan may, during a period of one hundred twenty (120) days following the end of such ten (10) day period, sell such McKiernan Shares at a price and upon terms and conditions no more favorable to such purchasers than those set forth in such notice, subject to compliance with the Co-Sale rights of the Company Preferred Holders set forth in
Section 2.6 hereof. If the Company Preferred Holders elect to purchase all of the McKiernan Common Stock offered, the Company Preferred Holders so purchasing shall pay for the McKiernan Common Stock by a wire transfer of immediately available funds or in accordance with the notice against delivery of the securities at the executive offices of the Corporation at the time of the scheduled closing therefore; provided that if the notice provides
                             --------
for payment of non-cash consideration, then each Company Preferred Holder, at its option, may pay the consideration in cash equal to the present fair market value of the non-cash consideration offered, which shall be determined by mutual agreement between the parties. McKiernan shall take all such action as may be reasonably required by any regulatory authority in connection with the exercise by the Company Preferred Holders of the right to purchase McKiernan Common Stock as set forth herein. The right of first refusal contained in this Section 2.7 shall not apply to (i) securities sold by McKiernan in connection with an underwritten offering pursuant to a registration statement filed under the Securities Act or in connection with the sale or merger of the Company, or (ii) any transfers by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons, or any bona fide gift by McKiernan to such persons; provided, however, any shares of McKiernan Common Stock transferred in a transaction described in this sentence shall continue to be subject to the same right of first offer obligations set forth in this Section 2.7 as if McKiernan continued to own such shares.

          2.8  Qualified Small Business Status.  The Company shall use its
               -------------------------------
commercially reasonable efforts not to and shall not knowingly, without the prior written consent or affirmative vote or written consent of the holders of at least a majority of the total outstanding shares of each series of Company Preferred Shares, voting separately as a class, take any action affecting, or permit any action, other than a Permitted Action (as defined below), to affect, the capital structure (including purchases of its own stock) or operation of its business which would cause the Company Preferred Shares not to qualify as "qualified small business stock" under Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"). As used in this Agreement, "Permitted Action" shall mean a merger of the Company with or into any other corporation or corporations (other than a mere reincorporation transaction), a sale of all or substantially all of the assets of the Company or a transaction or series of related transactions in which the Company issues shares representing more than 50% of the voting power of the Company immediately after giving effect to such transaction.

     3.  Miscellaneous.
         -------------

          3.1  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, including permitted transferees of the Company Preferred Shares and the Common Stock into which Company Preferred Shares may be converted. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the internal substantive laws (but not the choice of law rules) of the State of California. The parties hereto expressly consent to the jurisdiction of the state and federal courts of Santa Clara County, California.

          3.3  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5  Notices.  Except as otherwise expressly provided herein, any
               -------
notice required or permitted hereunder shall be given in writing and it or any certificates or other documents delivered hereunder shall be deemed effectively given or delivered (as the case may be) upon personal delivery (professional courier permissible) or when mailed by receipted United States certified mail delivery, five (5) business days after deposit in the United States mail. Such certificates, documents or notice may be personally delivered or sent to the following address: (a) if to a Company Preferred Holder, to the address set forth with respect to such investor on the signature pages attached hereto, or to such other address of which such investor shall have given notice pursuant hereto the Company, or (b) if to the Company, to Internet Commerce Services Corporation, 550 South Winchester Blvd., Suite 301 , San Jose, California 95128, or to such other address of which the Company shall have given notice pursuant hereto.

          3.6  Finder's Fee.  Each Company Preferred Stockholder severally
               ------------
agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Company Preferred Holder from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          3.7  Amendments and Waivers.  Except as specified in Section 1.15, any
               ----------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of shares of the Common Stock issued or issuable upon conversion of the Company Preferred Shares.

          3.8  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9  Aggregation of Stock.  The shares of Company Series A, Company
               --------------------
Series B, Company Series C, Company Series D and Company Series E (or Common Stock issued on conversion thereof) held or acquired by affiliated entities or persons shall be aggregated together with other shares of the same class for the purpose of determining the availability of any rights, which are subject to a vote of the holders of such class, by holders of such class of securities under this Agreement.

          3.10  Confidentiality Agreement.  Each Company Preferred Holder and
                -------------------------
any successor or assign of such Company Preferred Holder who receives from the Company or its agents, directly or indirectly, any information which the Company has not made generally available to the public, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its involvement with the Company, and further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for the purpose described above.

          3.11  Enforcement.
                -----------

               (a) Remedies at Law or in Equity.  If the Company or any Company
                   ----------------------------
     Preferred Holder shall default in any of its obligations under this Agreement, the Company or such Company Preferred Holder may proceed to protect and enforce its rights, including by way of suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or for damages or to enforce any other legal or equitable right of the Company or such Company Preferred Holder (including Company Preferred Holder rights to indemnification) or to take any one or more of such actions. In the event such an action is brought, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

               (b) Remedies Cumulative; Waiver.  No remedy referred to herein is
                   ---------------------------
     intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Company or any Company Preferred Holder at law or in equity. No express or implied waiver by the Company or any Company Preferred Holder of any default shall be a waiver of any future or subsequent default as to such party. The failure or delay of the Company or any party in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by such party shall not exhaust the same or constitute a waiver of any other right provided herein.

               (c) Entire Agreement.  This Agreement and the other documents and
                   ----------------
     agreements delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersedes any prior agreements and understandings between the parties regarding the subject matter hereof, including, without limitation, that certain Investors Rights Agreement dated as of March 17, 1998.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

"COMPANY"                        VULCAN VENTURES INCORPORATED
                                 Holder of 925,926 shares of Series B Preferred
                                 Stock
CYBERSOURCE CORPORATION,         Holder of 716,666 shares of Series C Preferred
a Delaware corporation           Stock
                                 Holder of 735,231 shares of Series D Preferred
                                 Stock
                                 Holder of _______ shares of Series E Preferred
                                 Stock

By:  __________________________  By:  ______________________________
Name:  ________________________  Name:  ____________________________
Title:  _______________________  Title:  ___________________________


"MCKIERNAN", solely with         GLOBAL RETAIL PARTNERS, L.P.
respect to  the agreements       Holder of 942,865 shares of Series C Preferred
made in Section 1.1-17,          Stock
2.6 and 2.7 hereof               Holder of 471,390 shares of Series D Preferred
                                 Stock
                                 Holder of _______ shares of Series E Preferred
                                 Stock

_____________________________    By:  GLOBAL RETAIL PARTNERS, INC.
William S. McKiernan                  General Partner


                                 By:  _______________________________
                                 Name:  _____________________________
                                 Title:  ____________________________


                                 GLOBAL RETAIL PARTNERS FUNDING, INC.
                                 Holder of 64,912 shares of Series C Preferred Stock
                                 Holder of 32,456 shares of Series D Preferred Stock
                                 Holder of ______ shares of Series E Preferred Stock


                                 By:  _______________________________
                                 Name:  _____________________________
                                 Title: _____________________________

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

"COMPANY"                        VULCAN VENTURES INCORPORATED
                                 Holder of 925,926 shares of Series B Preferred
CYBERSOURCE CORPORATION,         Stock
a Delaware corporation           Holder of 716,666 shares of Series C Preferred
                                 Stock
                                 Holder of 735,231 shares of Series D Preferred
                                 Stock
                                 Holder of _______ shares of Series E Preferred
                                 Stock


By:  __________________________  By:      ______________________________
Name:  ________________________  Name:    William D. Savoy
Title:  _______________________  Title:   Vice President


"MCKIERNAN", solely with         GLOBAL RETAIL PARTNERS, L.P.
respect to  the agreements       Holder of 942,865 shares of Series C Preferred
made in Section 1.1-17,          Stock
2.6 and 2.7 hereof               Holder of 471,390 shares of Series D Preferred
                                 Stock
                                 Holder of _______ shares of Series E Preferred
                                 Stock

_______________________________  By:  GLOBAL RETAIL PARTNERS, INC.
William S. McKiernan                  General Partner


                                 By:  ______________________________
                                 Name  _____________________________
                                 Title:  ___________________________


                                 GLOBAL RETAIL PARTNERS FUNDING, INC.
                                 Holder of 64,912 shares of Series C Preferred Stock
                                 Holder of 32,456 shares of Series D Preferred Stock
                                 Holder of _____ shares of Series E Preferred
                                 Stock


                                 By:  _______________________________
                                 Name  ______________________________
                                 Title:  ____________________________

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

"COMPANY"                        VULCAN VENTURES INCORPORATED
                                 Holder of 925,926 shares of Series B Preferred
CYBERSOURCE CORPORATION,         Stock
a Delaware corporation           Holder of 716,666 shares of Series C Preferred
                                 Stock
                                 Holder of 735,231 shares of Series D Preferred
                                 Stock
                                 Holder of _______ shares of Series E Preferred
                                 Stock


By:  __________________________  By:  ______________________________
Name:  ________________________  Name:  ____________________________
Title:  _______________________  Title:  ___________________________


"MCKIERNAN", solely with         GLOBAL RETAIL PARTNERS, L.P.
respect to  the agreements       Holder of 942,865 shares of Series C Preferred
made in Section 1.1-17,          Stock
2.6 and 2.7 hereof               Holder of 471,390 shares of Series D Preferred
                                 Stock
                                 Holder of _______ shares of Series E Preferred
                                 Stock



_______________________________  By:  GLOBAL RETAIL PARTNERS, INC.
William S. McKiernan                  General Partner


                                 By:  ______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President


                                 GLOBAL RETAIL PARTNERS FUNDING, INC.
                                 Holder of 64,912 shares of Series C Preferred Stock
                                 Holder of 32,456 shares of Series D Preferred Stock
                                 Holder of ______ shares of Series E Preferred Stock


                                 By:  _______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President

                                 GRP PARTNERS, L.P.
                                 Holder of 61,292 shares of Series C Preferred Stock
                                 Holder of 30,643 shares of Series D Preferred Stock
                                 Holder of ______ shares of Series E Preferred Stock

                                 By:  GLOBAL RETAIL PARTNERS, INC.
                                      General Partner


                                 By:  ______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President


                                 DLJ DIVERSIFIED PARTNERS, L.P.
                                 Holder of 280,954 shares of Series C Preferred Stock
                                 Holder of 140,465 shares of Series D Preferred Stock
                                 Holder of _______ shares of Series E Preferred Stock

                                 By:  DLJ DIVERSIFIED PARTNERS, INC.
                                      General Partner


                                 By:  ______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President


                                 DLJ DIVERSIFIED PARTNERS, L.P.
                                 Holder of 104,337 shares of Series C Preferred Stock
                                 Holder of 52,164 shares of Series D Preferred Stock
                                 Holder of ______ shares of Series E Preferred Stock

                                 By:  DLJ DIVERSIFIED PARTNERS, INC.
                                      General Partner


                                 By:  ______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President

                                 DLJ FIRST ESC, L.P.
                                 Holder of 16,228 shares of Series C Preferred Stock

                                 By:  DLJ LBO PLANS MANAGEMENT
                                      CORPORATION, General Partner


                                 By:  ______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President


                                 DLJ ESC II, L.P.
                                 Holder of 8,113 shares of Series D Preferred
                                 Stock
                                 Holder of _____ shares of Series E Preferred
                                 Stock

                                 By:  DLJ LBO PLANS MANAGEMENT
                                      CORPORATION, General Partner


                                 By:  ______________________________
                                 Name:  Osamu R. Watanabe
                                 Title:  Vice President


                                 C.E. UNTERBERG TOWBIN CAPITAL PARTNERS I, L.P. Holder of 753,131 shares of Series A Preferred Stock


                                 By:  ______________________________
                                 Name  Steven P. Novak

                                 Member of its General Partner, UTCM, LLC

                                DLJ FIRST ESC, L.P.
                                Holder of 16,228 shares of Series C Preferred Stock

                                By:  DLJ LBO PLANS MANAGEMENT
                                     CORPORATION, General Partner


                                By:  ______________________________
                                Name  ______________________________
                                Title:  ______________________________


                                DLJ ESC II, L.P.
                                Holder of 8,113 shares of Series D Preferred
                                Stock
                                Holder of 18,289 shares of Series E Preferred Stock

                                By:  DLJ LBO PLANS MANAGEMENT
                                     CORPORATION, General Partner


                                By:  ______________________________
                                Name  ______________________________
                                Title:  ______________________________


                                C.E. UNTERBERG TOWBIN CAPITAL
                                PARTNERS I, L.P.
                                Holder of 753,131 shares of Series A Preferred Stock
                                Holder of 176,796 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name  ______________________________

                                Member of its General Partner, UTCM, LLC

                                UT TECHNOLOGY PARTNERS, LDC
                                Holder of 185,184 shares of Series C Preferred Stock
                                Holder of 294,092 shares of Series D Preferred Stock
                                Holder of 276,243 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name  ______________________________

                                General Partner of its Investment Manager, C.E. Unterberg Towbin Advisors, LP


                                UT CAPITAL PARTNERS INTERNATIONAL, LDC
                                Holder of 59,914 shares of Series C Preferred Stock
                                Holder of 55,249 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name  ______________________________

                                General Partner of its Investment Manager, C.E. Unterberg Towbin Advisors, LP


                                UNTERBERG HARRIS PRIVATE EQUITY PARTNERS, LP
                                Holder of 201,961 shares of Series C Preferred Stock
                                Holder of 60,583 shares of Series D Preferred Stock
                                Holder of 91,050 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name  ______________________________

                                Member of its Investment General Partner, C.E. Unterberg Towbin, LLC

                                UNTERBERG HARRIS PRIVATE EQUITY PARTNERS, CV
                                Holder of 43,137 shares of Series C Preferred Stock
                                Holder of 12,940 shares of Series D Preferred Stock
                                Holder of 19,448 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name  ______________________________

                                Member of its Investment General Partner, C.E. Unterberg Towbin, LLC


                                VISA INTERNATIONAL SERVICE ASSOCIATION
                                Holder of 828,729 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 37,037 shares of Series B Preferred Stock
                                Holder of 12,745 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 37,037 shares of Series B Preferred Stock
                                Holder of 12,745 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                UNTERBERG HARRIS PRIVATE EQUITY PARTNERS, CV
                                Holder of 43,137 shares of Series C Preferred Stock
                                Holder of 12,940 shares of Series D Preferred Stock
                                Holder of 19,448 shares of Series E Preferred Stock


                                By:  ______________________________
                                     Steven P. Novak

                                Member of its Investment General Partner, C.E. Unterberg Towbin, LLC


                                VISA INTERNATIONAL SERVICE ASSOCIATION
                                Holder of _______ shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 37,037 shares of Series B Preferred Stock
                                Holder of 12,745 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 37,037 shares of Series B Preferred Stock
                                Holder of 12,745 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                CRAIG J. DUCHOSSOIS AS TRUSTEE FOR THE CRAIG J. DUCHOSSOIS TRUST
                                Holder of 46,296 shares of Series B Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RICHARD L. DUCHOSSOIS AS TRUSTEE FOR THE RICHARD
                                L. DUCHOSSOIS REVOCABLE TRUST
                                Holder of 46,296 shares of Series B Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 503,131 shares of Series A Preferred Stock
                                Holder of 147,059 shares of Series C Preferred Stock

                                By: Wessels, Arnold & Henderson Group, L.L.C. its managing member


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                WILBLAIRCO ASSOCIATES, L.P.
                                Holder of 231,482 shares of Series B Preferred Stock
                                Holder of 58,824 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                NIEHAUS RYAN HALLER PUBLIC RELATIONS, INC.
                                Holder of 166,758 shares of Series A Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                GUILLAUME FRERES, An Investment Partnership
                                Holder of 125,000 shares of Series A Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                FARLEY INDUSTRIES, INC.
                                Holder of 92,593 shares of Series B Preferred Stock
                                Holder of 31,863 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                FARLEY INC.
                                Holder of 92,593 shares of Series B Preferred Stock
                                Holder of 31,863 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                PACIFIC ASSET PARTNERS
                                Holder of 55,556 shares of Series B Preferred Stock
                                Holder of 14,706 shares of Series C Preferred Stock
                                Holder of 13,773 shares of Series D Preferred Stock
                                Holder of 71,602 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                BVP INVESTORS I, LLC
                                Holder of 435,185 shares of Series B Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________



                                ---------------------------------------------
                                ROBERT C. HARRIS, JR.
                                Holder of 12,500 shares of Series A Preferred Stock




                                ---------------------------------------------
                                W. DANA LA FORGE
                                Holder of 125,000 shares of Series A Preferred Stock




                                ---------------------------------------------
                                DAVID READERMAN
                                Holder of 25,000 shares of Series A Preferred Stock




                                ---------------------------------------------
                                ANDREW KESSLER
                                Holder of 25,000 shares of Series A Preferred Stock

                                C.E. UNTERBERG TOWBIN 401k PROFIT SHARING PLAN FBO DAVID WACHTER
                                Holder of 5,525 shares of Series E Preferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                LINDEN PARTNERS LLC
                                Holder of 19,337 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________



                                ------------------------------------------------
                                JEFFREY MOSKOWITZ
                                Holder of 13,812 shares of Series E Preferred Stock




                                ------------------------------------------------
                                THOMAS I. UNTERBERG
                                Holder of 55,249 shares of Series E Preferred Stock




                                ------------------------------------------------
                                ANDREW ARNO
                                Holder of 8,287 shares of Series E Preferred
                                Stock

                                ------------------------------------------------
                                JAMES M. BALLENGEE
                                Holder of 125,000 shares of Series A Preferred Stock




                                ------------------------------------------------
                                MARTIN J. MANNION
                                Holder of 125,000 shares of Series A Preferred Stock




                                ------------------------------------------------
                                STANFORD C. FINNEY, JR.
                                Holder of 34,568 shares of Series B Preferred Stock
                                Holder of 12,745 shares of Series C Preferred Stock




                                ------------------------------------------------
                                HEATHER EVANS GILKER
                                Holder of 2,469 shares of Series B Preferred
                                Stock


                                C.E. UNTERBERG TOWBIN LLC
                                Holder of 88,397 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                C.E. UNTERBERG TOWBIN 401k PROFIT SHARING PLAN FBO ROBERT MATLUCK
                                Holder of 13,812 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                CRAIG J. DUCHOSSOIS AS TRUSTEE FOR THE CRAIG J. DUCHOSSOIS TRUST
                                Holder of 46,296 shares of Series BPreferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RICHARD L. DUCHOSSOIS AS TRUSTEE FOR THE RICHARD
                                L. DUCHOSSOIS REVOCABLE TRUST
                                Holder of 46,296 shares of Series BPreferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 503,131 shares of Series B Preferred Stock
                                Holder of 147,059 shares of Series C Preferred Stock

                                By: Wessels, Arnold & Henderson Group, L.L.C. its managing member


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                WILBLAIRCO ASSOCIATES, L.P.
                                Holder of 231,482 shares of Series B Preferred Stock
                                Holder of 58,824 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                CRAIG J. DUCHOSSOIS AS TRUSTEE FOR THE CRAIG J. DUCHOSSOIS TRUST
                                Holder of 46,296 shares of Series BPreferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RICHARD L. DUCHOSSOIS AS TRUSTEE FOR THE RICHARD
                                L. DUCHOSSOIS REVOCABLE TRUST
                                Holder of 46,296 shares of Series BPreferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 503,131 shares of Series B Preferred Stock
                                Holder of 147,059 shares of Series C Preferred Stock

                                By: Wessels, Arnold & Henderson Group, L.L.C. its managing member


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                WILBLAIRCO ASSOCIATES, L.P.
                                Holder of 231,482 shares of Series B Preferred Stock
                                Holder of 58,824 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                CRAIG J. DUCHOSSOIS AS TRUSTEE FOR THE CRAIG J. DUCHOSSOIS TRUST
                                Holder of 46,296 shares of Series BPreferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RICHARD L. DUCHOSSOIS AS TRUSTEE FOR THE RICHARD
                                L. DUCHOSSOIS REVOCABLE TRUST
                                Holder of 46,296 shares of Series BPreferred
                                Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                RAINBOW TRADING PARTNERS, LTD.
                                Holder of 503,131 shares of Series B Preferred Stock
                                Holder of 147,059 shares of Series C Preferred Stock

                                By: Wessels, Arnold & Henderson Group, L.L.C. its managing member


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________


                                WILBLAIRCO ASSOCIATES, L.P.
                                Holder of 231,482 shares of Series B Preferred Stock
                                Holder of 58,824 shares of Series C Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________

                                GENERAL ELECTRIC CAPITAL CORPORATION
                                Holder of 2,762,431 shares of Series E Preferred Stock


                                By:  ______________________________
                                Name:  ______________________________
                                Title:  ______________________________